OMI Corporation
Exhibit 23.1
Form 11-K

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-72458 of OMI Corporation on Form S-8 of our report dated June 30, 2003 appearing in this Annual Report on Form 11-K of the OMI Corporation Savings Plan for the year ended December 31, 2002.

DELOITTE & TOUCHE LLP
New York, New York
July 7, 2003

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